BLACKROCK FUNDS
SUPPLEMENT DATED JANUARY 3, 2008
TO THE EQUITY PROSPECTUSES
DATED JANUARY 31, 2007

International Opportunities Portfolio

Effective March 3, 2008, the fund will be re-opened to new investors. Depending on market conditions and other factors, the fund may close again in the future.

Primary Investment Strategies

The first sentence under "Primary Investment Strategies" is hereby deleted in its entirety and replaced with the following:

In pursuit of this goal, the fund normally invests at least 80% of its net assets in equity securities issued by international companies of any market capitalization.

Effective March 1, 2008, the fund will change the benchmark against which it measures its performance from the S&P/Citigroup Extended Market Index (EMI) Global Ex-U.S. to the S&P/Citigroup Broad Market Index (BMI) Global Ex-U.S.

Important Definitions

The following is added to the "Important Definitions" section:

S&P/Citigroup Broad Market Index Global Ex-U.S.: The S&P/Citigroup Broad Market Index (BMI) Global Ex-U.S. is an available market capitalization weighted equity index made up of 52 global developed and emerging markets, not including the U.S. The BMI is segmented into two size components: the Primary Market Index (PMI), and the Extended Market Index (EMI). The PMI defines the large-cap universe, representing the top 80% of BMI market capitalization for each listed country. The EMI defines the small-cap universe for each country, representing the remaining 20%.

INTLOPS-SUPP-0108